EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Certification of CFO

In connection with the Annual Report of PASSUR Aerospace, Inc. (the "Company") on Form 10-K/A (Amendment No. 1 to Annual Report on Form 10-K for the fiscal year ended October 31, 2008) as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jeffrey P. Devaney, Chief Financial Officer of the Company, certify, pursuant to Section 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of Section 13(a) and 15(d) of the Securities Exchange Act of 1934; and
      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Jeffrey P. Devaney
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Jeffrey P. Devaney                                              March 16, 2009
Chief Financial Officer, Treasurer and Secretary

      A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.